Exhibit 99(a)(1)(B)

PURCHASE NOTICE

To Surrender 2.50% Senior Convertible Debentures due 2021

issued by

THE PMI GROUP, INC.

CUSIP Numbers: 69344MAC5 and 69344MAE1

Pursuant to the Company Notice given by

The PMI Group, Inc.

Dated June 16, 2004

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE COMPANY NOTICE, THE RIGHT OF HOLDERS TO SURRENDER SECURITIES FOR PURCHASE IN THE OPTION EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JULY 12, 2004 (THE “NOTICE DATE”). SECURITIES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, JULY 15, 2004 (THE “PURCHASE DATE”). HOLDERS THAT SURRENDER THROUGH DTC NEED NOT SUBMIT A PHYSICAL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

The Paying Agent is: The Bank of New York

By Regular, Registered or Certified Mail or Overnight Courier:	By Facsimile:

The Bank of New York Corporate Trust Operations Reorganization Unit	(212) 298-1915 Attention: Mr. Bernard Arsenec
101 Barclay Street, 7 East New York, NY 10286 Attn.: Mr. Bernard Arsenec	Confirm Receipt of Facsimile Only: (212) 815-5098

DELIVERY OF THIS PURCHASE NOTICE TO AN ADDRESS, OR TRANSMISSION OF

INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE

WILL NOT CONSTITUTE VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN AND IN THE COMPANY NOTICE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS PURCHASE NOTICE IS COMPLETED.

By execution hereof, the undersigned acknowledges receipt of the Company Notice, dated June 16, 2004 (the “Company Notice”), of The PMI Group, Inc., a Delaware corporation (the “Company “), this Purchase Notice and instructions hereto (the “Purchase Notice”) and related offer materials, all of which relate to the offer to purchase by the Company, at the option of the holder thereof (the “Holder”), the outstanding 2.50% Senior Convertible Debentures due 2021 of the Company (the “Securities”), for $1,000 per $1,000 principal amount of the Securities plus any accrued and unpaid interest, including contingent interest and additional interest, if any, on the date of purchase, subject to the terms and the conditions of the Indenture, dated as of July 16, 2001 (as supplemented, the “Indenture”), between the Company and The Bank of New York, as trustee and paying agent (the “Paying Agent”), the Securities, the Company Notice and related offer materials (the “Option”).

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE SECURITIES SURRENDERED FOR PURCHASE IN THE OPTION PURSUANT TO THE COMPANY NOTICE MUST VALIDLY SURRENDER (AND NOT WITHDRAW) THEIR SECURITIES TO THE PAYING AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JULY 12, 2004 (THE “NOTICE DATE”). SECURITIES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, JULY 15, 2004 (THE “PURCHASE DATE”).

This Purchase Notice is to be used by Holders of the Securities if certificates representing Securities are to be physically delivered to the Paying Agent herewith by Holders of Securities. This Purchase Notice is also being supplied for informational purposes only to persons who hold Securities in book-entry form through the facilities of The Depository Trust Company (“DTC”). Surrender of Securities held through DTC must be made pursuant to the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Securities for Purchase—Delivery of Securities—Securities in Global Form” in the Company Notice.

In order to properly complete this Purchase Notice, a Holder of Securities must (i) complete the box entitled “Description of Securities Being Surrendered”; (ii) if appropriate, check and complete the boxes relating to Special Issuance or Payment Instructions and Special Delivery Instructions; (iii) sign the Purchase Notice; and (iv) complete Substitute Form W-9. Each Holder of Securities should carefully read the detailed Instructions contained herein prior to completing this Purchase Notice.

The undersigned has completed, executed and delivered this Purchase Notice to indicate the action the undersigned desires to take with respect to the surrendering of Securities for purchase pursuant to the Company Notice.

All capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Company Notice, the Indenture and the Securities.

Your bank or broker can assist you in completing this form. The instructions included with this Purchase Notice must be followed. Questions and requests for assistance or for additional copies of the Company Notice and this Purchase Notice may be directed to the Paying Agent. See Instruction 9 below.

The Company is not aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with applicable laws. If the Company becomes aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the delivery of the Company Notice. If after such good faith effort the Company cannot comply with any such applicable laws, the Company Notice will not be delivered to, nor will surrenders be accepted from or on behalf of, the Holders of Securities residing in such jurisdiction.

List below the Securities to which this Purchase Notice relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Purchase Notice. Surrenders of Securities will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF SECURITIES BEING SURRENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number*	Aggregate Principal Amount Represented	Aggregate Principal Amount Surrendered for Purchase**

TOTAL PRINCIPAL AMOUNT OF SECURITIES

*	Need not be completed by Holders surrendering the Securities by book-entry transfer (see below).

**	Unless otherwise indicated in the column labeled “Aggregate Principal Amount Surrendered for Purchase” and subject to the terms and conditions of the Company Notice, a Holder will be deemed to have surrendered the entire aggregate principal amount represented by the Securities indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS

(SEE INSTRUCTIONS 2 THROUGH 6)

To be completed ONLY if certificates for Securities representing principal amount not surrendered or not purchased and/or the check for the purchase price for principal amount of Securities purchased are to be issued to the order of someone other than the registered Holder(s) of the Securities or the name of the registered Holder(s) of the Securities needs to be corrected or changed.

Issue:	☐	Securities

	☐	Checks (Complete as applicable)

Name
(Please Print)

Address:
(Please Print)

Zip Code

Taxpayer Identification or Social Security Number (See Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 2 THROUGH 6)

To be completed ONLY if certificates for Securities representing principal amount not surrendered and/or the check for the purchase price for principal amount of Securities purchased are to be sent to an address different from that shown in the box entitled “Description of Securities Being Surrendered” within this Purchase Notice.

Issue:	☐	Securities

	☐	Checks (Complete as applicable)

Name
(Please Print)

Address:
(Please Print)

Zip Code

Taxpayer Identification or Social Security Number (See Substitute Form W-9)

HOLDERS WHO WISH TO SURRENDER THEIR SECURITIES MUST

COMPLETE THIS PURCHASE NOTICE IN ITS ENTIRETY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By executing and delivering a Purchase Notice, each signatory hereof (the “undersigned”) represents that the undersigned has received the Company Notice, dated June 16, 2004 (the “Company Notice”), of The PMI Group, Inc., a Delaware corporation (the “Company”), which provides the notice to the holders (the “Holders”) required pursuant to the Indenture, dated as of July 16, 2001 (as supplemented, the “Indenture”), between the Company and The Bank of New York, as trustee and paying agent (the “Paying Agent”), and the 2.50% Senior Convertible Debentures due 2021 of the Company (the “Securities”). This Purchase Notice relates to the offer to purchase by the Company, at the option of the Holders, for $1,000 per $1,000 principal amount of the Securities plus any accrued and unpaid interest, including contingent interest and additional interest, if any, on the date of purchase (the “Purchase Price”), subject to the terms and conditions of the Indenture, the Securities, the Company Notice and related offer materials, as amended and supplemented from time to time (the “Option”).

Upon the terms and subject to the conditions set forth herein, the Indenture and the Securities, and effective upon the acceptance for payment thereof, the undersigned hereby (i) irrevocably sells, assigns and transfers to the Company, all right, title and interest in and to all the Securities surrendered hereby, (ii) waives any and all rights with respect to the Securities (including without limitation any existing or past defaults and their consequences in respect of the Note and the Indenture under which the Securities were issued), (iii) releases and discharges the Company and from any and all claims such Holder may have now, or may have in the future arising out of, or related to, the Securities including without limitation any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Securities or to participate in any redemption or defeasance of the Securities and (iv) irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of such Holder with respect to any such surrendered Securities, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Securities, or transfer ownership of such Securities, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Securities for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Securities (except that the Paying Agent will have no rights to, or control over, funds from the Company, except as agent for the Company, for the Purchase Price of any surrendered Securities that are purchased by the Company), all in accordance with the terms set forth in the Company Notice.

The undersigned hereby represents and warrants that the undersigned (i) owns the Securities surrendered and is entitled to surrender such Securities and (ii) has full power and authority to surrender, sell, assign and transfer the Securities surrendered hereby and that when such Securities are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned agrees to all of the terms of the Company Notice and this Purchase Notice. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities surrendered hereby.

The undersigned understands that all Securities properly surrendered for purchase by 5:00 p.m., New York City time, on Monday, July 12, 2004 (the “Notice Date”) and not withdrawn prior to 5:00 p.m., New York City time, on Thursday, July 15, 2004 (the “Purchase Date”) will be purchased at the Purchase Price, in cash, subject to the terms and conditions of the Indenture, Section 6 of the Securities, the Company Notice and related offer materials, as amended and supplemented from time to time.

Payment for Securities purchased pursuant to the Company Notice will be made by deposit of the Purchase Price for such Securities with the Paying Agent, which will act as agent for surrendering Holders for the purpose of receiving payments from the Company and transmitting such payments to such Holders.

The undersigned understands that surrenders of Securities may be withdrawn by written notice of withdrawal received by the Paying Agent at any time prior to 5:00 p.m., New York City time, on the Purchase Date. See Instruction 1.

All authority conferred or agreed to be conferred by this Purchase Notice shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Purchase Notice shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that valid surrender of Securities pursuant to any one of the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Securities for Purchase” in the Company Notice and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Company Notice, including the undersigned’s waiver of any existing defaults and their consequences in respect of the Securities and the Indenture (including, without limitation, a default in the payment of interest).

The undersigned understands that the delivery and surrender of the Securities is not effective, and the risk of loss of the Securities does not pass to the Paying Agent, until receipt by the Paying Agent of this Purchase Notice, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any surrender of Securities pursuant to the procedures described in the Company Notice and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole direction, which determination shall be final and binding on all parties.

Unless otherwise indicated herein under “Special Issuance or Payment Instructions,” the undersigned hereby requests that any Securities representing principal amounts not surrendered be issued in the name(s) of the undersigned, and checks constituting payments for Securities purchased pursuant to the Company Notice be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Securities representing principal amounts not surrendered and checks constituting payments for Securities to be purchased pursuant to the Company Notice be delivered to the undersigned at the address(es) shown herein. In the event that the “Special Issuance or Payment Instructions” box or the “Special Delivery Instructions” box, or both, is completed, the undersigned hereby requests that any Securities representing principal amounts not surrendered be issued in the name(s) of, certificates for such Securities be delivered to, and checks constituting payments for Securities purchased pursuant to the Company Notice be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance or Payment Instructions” box to transfer any Securities from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Securities so surrendered.

PLEASE SIGN BELOW

(TO BE COMPLETED BY ALL SURRENDERING HOLDERS OF SECURITIES REGARDLESS OF

WHETHER SECURITIES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Purchase Notice must be signed by the registered Holder(s) of Securities exactly as his (their) name(s) appear(s) on certificate(s) for Securities or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Purchase Notice. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below. If the signature appearing below is not of the registered Holder(s) of the Securities, then the registered Holder(s) must sign a valid power of attorney.

(Signature(s) of Holder(s) or Authorized Signatory)

Date:		, 2004

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 / SIGNATURE GUARANTEE (IF REQUIRED—SEE

INSTRUCTION 3)

Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Date:		,2004

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THIS PURCHASE NOTICE

1. PROCEDURES TO BE FOLLOWED BY HOLDERS ELECTING TO SURRENDER SECURITIES FOR PURCHASE; WITHDRAWAL OF SURRENDERS. To surrender the Securities pursuant to the Company Notice, certificates representing such Securities, together with a properly completed and duly executed copy (or facsimile) of this Purchase Notice, and any other documents required by this Purchase Notice must be received by the Paying Agent at one of its addresses set forth herein by 5:00 p.m., New York City time, on Monday, July 12, 2004 (the “Notice Date”) and not withdrawn prior to 5:00 p.m., New York City time, on Thursday, July 15, 2004 (the “Purchase Date”). The method of delivery of this Purchase Notice, certificates for Securities and all other required documents to the Paying Agent is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Notice Date to permit delivery to the Paying Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Paying Agent. THIS PURCHASE NOTICE AND SECURITIES SHOULD BE SENT ONLY TO THE PAYING AGENT, AND NOT TO THE COMPANY.

This Purchase Notice is also being supplied for informational purposes only to persons who hold securities in book-entry form through the facilities of DTC. Surrender of Securities held through DTC must be made pursuant to the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Securities for Purchase—Delivery of Securities—Securities in Global Form” in the Company Notice.

Except as provided herein for securities held in the book-entry form, unless the Securities being surrendered are deposited with the Paying Agent on or prior to the Notice Date (accompanied by the appropriate, properly completed and duly executed Purchase Notice and any required signature guarantees and other documents required by this Purchase Notice), the Company may, in its sole discretion, reject such surrender. Payment for Securities will be made only against deposit of surrendered Securities.

By executing this Purchase Notice (or a facsimile thereof), a surrendering Holder waives any right to receive any notice of the acceptance for payment of surrendered Securities.

For a full description of the procedures for surrendering Securities, see “Procedures to Be Followed by Holders Electing to Surrender Securities for Purchase” in the Company Notice.

Surrenders of Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Purchase Date pursuant to the procedures described under “Right of Withdrawal” in the Company Notice.

2. PARTIAL SURRENDERS. Surrenders of Securities pursuant to the Company Notice will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Securities evidenced by a submitted certificate is surrendered, the surrendering Holder must fill in the principal amount surrendered in the last column of the box entitled “Description of Securities Being Surrendered” herein. The entire principal amount represented by the certificates for all Securities delivered to the Paying Agent will be deemed to have been surrendered unless otherwise indicated. If the entire principal amount of all Securities is not surrendered, certificates for the principal amount of Securities not surrendered will be sent to the Holder unless otherwise provided in the appropriate box on this Purchase Notice (see Instruction 4), promptly after the Securities are accepted for purchase.

3. SIGNATURES ON THIS PURCHASE NOTICE, BOND POWERS AND ENDORSEMENT: GUARANTEE OF SIGNATURES. If this Purchase Notice is signed by the registered Holder(s) of the Securities surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS PURCHASE NOTICE IS EXECUTED BY A HOLDER OF SECURITIES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

If any of the Securities surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Purchase Notice. If any surrendered Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Purchase Notice and any necessary accompanying documents as there are different names in which certificates are held.

If this Purchase Notice is signed by the Holder, and the certificates for any principal amount of Securities not surrendered for purchase are to be issued (or if any principal amount of Securities that is not surrendered for purchase is to be reissued or returned) to the Holder, and checks constituting payments for Securities to be purchased pursuant to the Company Notice are to be issued to the order of the Holder, then the Holder need not endorse any certificates for surrendered Securities nor provide a separate bond power. In any other case (including if this Purchase Notice is not signed by the Holder), the Holder must either properly endorse the certificates for Securities surrendered or transmit a separate properly completed bond power with this Purchase Notice (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Securities), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

If this Purchase Notice or any certificates representing Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Purchase Notice.

Endorsements on certificates for Securities and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Purchase Notice must be guaranteed by an Eligible Institution.

No signature guarantee is required if: (i) this Purchase Notice is signed by the registered Holder(s) of the Securities surrendered herewith and the payments for the Securities to be purchased are to be made, or any Securities for principal amounts not surrendered for purchase are to be issued, directly to such registered Holder(s) and neither the “Special Issuance or Payment Instructions” box nor the “Special Delivery Instructions” box of this Purchase Notice has been completed; or (ii) such Securities are surrendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Securities must be guaranteed by an Eligible Institution.

4. SPECIAL ISSUANCE OR PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Surrendering Holders should indicate in the applicable box or boxes the name and address to which certificates representing Securities for principal amounts not surrendered or not accepted for purchase or checks constituting payments for Securities purchased pursuant to the Company Notice are to be issued or sent, if different from the name and address of the Holder signing this Purchase Notice. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Securities not surrendered or not accepted for purchase will be returned to the Holder of the Securities surrendered.

5. BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; PURPOSE OF FORM W-9. To prevent backup withholding on payments made to each surrendering U.S. Holder (as defined below), each such U.S. Holder should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is not subject to backup withholding because: (a) he, she or it is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If a tendering U.S. Holder does not provide his, her or its TIN to the Paying Agent, backup withholding may begin and continue until such holder furnishes his, her or its TIN. If a tendering U.S. Holder does not provide the Paying Agent with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the IRS, and payments made with respect to the tendered Securities may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, foreign holders should (i) submit a properly completed IRS Form W-8BEN to the Paying Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8BEN may be obtained from the Paying Agent.

Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Guidelines for Certification of taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.

For the purposes of these instructions, a “U.S. Holder” is a beneficial owner of the Securities that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation (or other business entity treated as a corporation) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia); (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (d) a trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust or a trust that was in existence on August 20, 1996 and validly elected to continue to be treated as a domestic trust.

See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions

6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Securities purchased pursuant to the Company Notice, except in the case of deliveries of certificates for Securities for principal amounts not surrendered for payment that are to be registered or issued in the name of any person other than the Holder of Securities surrendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Purchase Notice.

7. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any surrenders of Securities pursuant to the procedures described in the Company Notice and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all surrenders determined by them not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Company Notice and any defect or irregularity in the surrender of any particular Securities. The Company’s interpretations of the terms and conditions of the Company Notice (including without limitation the instructions in this Purchase Notice) shall be final and binding. No alternative, conditional or contingent surrenders will be accepted. Unless waived, any irregularities in connection with surrenders must be cured within such time as the Company shall determine. None of the Company, the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in such surrenders or will incur any liability to Holders for failure to give such notification. Surrenders of such Securities shall not be deemed to have been made until such irregularities have been cured or waived. Any Securities received by the Paying Agent that are not properly surrendered and as to which the irregularities have not been cured or waived will be returned by the Paying Agent to the surrendering Holders, unless such Holders have otherwise provided herein, as promptly as practical following the Purchase Date.

8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR SECURITIES. Any Holder of Securities whose certificates for Securities have been mutilated, lost, stolen or destroyed should contact the Paying Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for surrendering Securities and requests for assistance or additional copies of the Company Notice and this Purchase Notice may be directed to, and additional information about the Company Notice may be obtained from the Paying Agent, whose address and telephone number appears on the cover page.

IMPORTANT TAX INFORMATION

Under United States federal income tax laws, a Holder whose tendered Securities are accepted for payment may provide the Paying Agent (as payer) with such Holder’s correct TIN on the attached Substitute Form W-9 or, alternatively, otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, a penalty may be imposed by the IRS, and payments made with respect to Securities purchased pursuant to the Company Notice may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt Holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Paying Agent. A foreign person may qualify as an exempt recipient by submitting to the Paying Agent a properly completed IRS Form W-8BEN, or similar form, signed under penalties of perjury, attesting to that Holder’s foreign status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is properly furnished to the IRS.

Purpose of Substitute Form W-9.

To prevent backup withholding on payments that are made to a Holder with respect to Securities purchased pursuant to the Company Notice, the Holder is required to provide the Paying Agent with his correct TIN by completing the attached Substitute Form W-9 certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) the Holder is exempt from backup withholding, or the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (iii) the Holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Paying Agent.

The Holder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Securities. If the Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

A Holder that has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should write “applied for” on the line for the taxpayer’s TIN and also sign and date the attached “Certificate of Awaiting Taxpayer Identification Number.” In the event that such Holder fails to provide a TIN to the Paying Agent, the Paying Agent may backup withhold 28% of the payments made to such Holder.

PAYER’S NAME: The Bank of New York

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—TAXPAYER IDENTIFICATION NUMBER—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. IF AWAITING TIN, WRITE “APPLIED FOR.”	Social security number or Employer identification number

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

_________________________ Name	Part 3—Certification—Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) I am a U.S. person (including a U.S. resident alien).

Business name if different from above Check appropriate box: ☐ individual/sole proprietor ☐ corporation ☐ partnership ☐ other _________________________ Address	Certificate Instructions—You must cross out item (2) in Part 3 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Signature of U.S. person		Dated , 2004

NOTE:

FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PURCHASE NOTICE. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me may be withheld until I provide a taxpayer identification number to the Paying Agent.

Signature of U.S. person	Dated , 2004

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account	Give the SOCIAL SECURITY number of:	For this type of account:	Give the EMPLOYER IDENTIFICATION number of:
1. Individual	The individual	6. Sole proprietorship or single-owner LLC	The owner(3)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporate or LLC electing corporate status on Form 8832	The corporation

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, or educational organization or other tax exempt organization	The organization

b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10. Partnership or multi-member LLC	The partnership

5. Sole proprietor or single-owner LLC	The owner(3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Dep’t of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from back-up withholding include the following:

•	A corporation

•	A financial institution

•	A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount renewed is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal or state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

*	Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION

CONTACT YOUR TAX CONSULTANT OR

THE INTERNAL REVENUE SERVICE.